UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023

KludeIn I Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1096 Keeler Avenue

Berkeley, California 94708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 246-9907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INKAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	INKA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share, subject to adjustment	INKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2023, KludeIn I Acquisition Corp. (“KludeIn” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 4,543,306 shares of KludeIn’s common stock (the “Common Stock”) were present in person or by proxy, constituting a quorum for the transaction of business at the Special Meeting. Only stockholders of record as of the close of business on February 10, 2023, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 4,930,364 shares of Common Stock were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, the Company’s stockholders approved (see Item 5.07 below), among other matters, an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Charter Amendment removes from the Charter (i) the limitation on share repurchases prior to the consummation of a business combination that would cause KludeIn’s net tangible assets (“NTA”) to be less than $5,000,001 following such repurchases, and (ii) the limitation that KludeIn shall not consummate a business combination if it would cause KludeIn’s NTA to be less than $5,000,001 either immediately prior or subsequent to the consummation of such business combination. The terms of the Charter Amendment are set forth in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2023 (the “Proxy Statement/Prospectus”).

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the proposals listed below were presented, each of which is described in more detail in the Proxy Statement/Prospectus. A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 – The NTA Proposal

KludeIn’s stockholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 2 – The Business Combination Proposal

KludeIn’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 3 – The Charter Proposal

KludeIn’s stockholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposals 4A-4E – The Advisory Governance Proposals

KludeIn’s stockholders approved Proposals 4A through 4E. The votes cast were as follows:

Proposal 4A:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 4B:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 4C:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 4D:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 4E:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 5 – The Nasdaq Proposal

KludeIn’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,519,430	23,866	4,529	0

Proposal 6 – The Equity Incentive Plan Proposal

KludeIn’s stockholders approved Proposal 6. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,517,430	25,866	4,529	0

Proposal 7 – The Director Election Proposal

KludeIn’s stockholders approved Proposal 7. The votes cast were as follows:

Name	For	Withheld
Anil Matthews	4,519,430	10
Ronald Steger	4,519,430	10
Kathryn T. Petralia	4,519,430	10
Mark N. Greene	4,519,430	10
Mini Krishnamoorthy	4,519,430	10

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to stockholders.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the transactions (the “Business Combination”) contemplated by the Agreement and Plan of Merger, dated as of May 18, 2022 (as amended on November 3, 2022, December 23, 2022 and January 17, 2023, the “Merger Agreement”), are expected to be consummated on or about March 22, 2023. Following the consummation of the Business Combination, the common stock and warrants of the Company, which will then be named Near Intelligence Holdings, Inc. (“Near”), are expected to begin trading on Nasdaq under the symbols “NIR” and “NIRW,” respectively, on March 23, 2023.

Forward-Looking Statements

This This report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. KludeIn’s and Near’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the Business Combination and the timing of the Closing of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of KludeIn or Near and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to consummate the Business Combination in a timely manner or at all, including due to conditions to the closing in the Merger Agreement, which may adversely affect the price of KludeIn’s securities; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Business Combination; (4) the ability to maintain the listing of KludeIn’s securities on a national securities exchange; (5) the inability to obtain or maintain the listing of Near’s securities on Nasdaq following the completion of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the outcome of any legal proceedings that may be instituted against Near or against KludeIn related to the Merger Agreement or the Business Combination; and (8) other risks and uncertainties identified in the Proxy Statement/Prospectus, including those under “Risk Factors” therein, and in other filings with the SEC made by KludeIn. KludeIn and Near caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by KludeIn. Neither KludeIn nor Near undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLUDEIN I ACQUISITION CORP.

Dated: March 21, 2023	By:	/s/ Narayan Ramachandran
		Name:	Narayan Ramachandran
		Title:	Chief Executive Officer

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